UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2024

SUNSHINE BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Colorado	001-41282	20-5566275
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

1177 Avenue of the Americas

5th Floor

New York , NY 10036

(Address of principal executive offices) (zip code)

(332) 216-1147

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	SBFM	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	SBFMW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 11, 2024, Sunshine Biopharma, Inc. (the “Company”) entered into a securities purchase agreement (the “May 2023 Warrant Purchase Agreement”) with the holder of the warrants, dated May 16, 2023 (the “May 2023 Warrants”) to purchase 11,904,762 shares of common stock of the Company. Pursuant to the May 2023 Warrant Purchase Agreement, the Company bought back the May 2023 Warrants from the holder for an aggregate purchase price of $2,361,596. Upon the closing of the May 2023 Warrant Purchase Agreement, which occurred on February 12, 2024, the Company paid the purchase price to the holder, and the May 2023 Warrants were deemed cancelled and terminated in all respects. In addition, the holder waived the prohibition against variable rate transactions under the securities purchase agreement, dated May 12, 2023, between the Company and the holder.

On February 11, 2024, the Company entered into securities purchase agreements (the “April 2022 Warrant Purchase Agreements”) with the holders of warrants, dated April 28, 2022 (the “April 2022 Warrants”) to purchase an aggregate of 9,725,690 shares of common stock of the Company. Pursuant to the April 2022 Warrant Purchase Agreements, the Company bought back from the holders the April 2022 Warrants for a purchase price of $0.08 per April 2022 Warrant, for an aggregate purchase price of $778,055. Upon the closing of the April 2022 Warrant Purchase Agreements, which occurred on February 12, 2024, the Company paid the purchase price to the holders, and the April 2022 Warrants were deemed cancelled and terminated in all respects.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	May 2023 Warrant Purchase Agreement
10.2	Form of April 2022 Warrant Purchase Agreement
104	Cover Page Interactive Data File (formatted in iXBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2024	SUNSHINE BIOPHARMA, INC.

By: /s/ Dr. Steve N. Slilaty
Dr. Steve N. Slilaty, Chief Executive Officer

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